UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2700 West Front Street Statesville, North Carolina	28677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 1, 2024 (the “Closing Date”), Kewaunee Scientific Corporation (the “Company”) completed an acquisition of Nu Aire, Inc. (“Nu Aire”) pursuant to a Securities Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), by and among the Company, Nu Aire, Richard A. Peters, William F. Peters, Rita Peters Revocable Trust, and any amendments thereto (“Rita Trust”), Richard A. Peters Irrevocable Trust dated May 18, 2020, and any amendments thereto (“R. Peters 2020 Trust”), Richard A. Peters Revocable Trust, and any amendments thereto (“R. Peters 2005 Trust”), Karan A. Peters Revocable Trust, and any amendments thereto (“K. Peters Trust”), William F. Peters 2023 Irrevocable Trust dated December 20, 2023, and any amendments thereto (“W. Peters 2023 Trust”), William F. Peters Revocable Trust, and any amendments thereto (“W. Peters Trust” and, together with Richard A. Peters, William F. Peters, Rita Trust, R. Peters 2020 Trust, R. Peters 2005 Trust, K. Peters Trust, and W. Peters 2023 Trust, the “Sellers” and each, a “Seller”), and William F. Peters, as Sellers’ Representative.

The Purchase Agreement contains customary representations and warranties of the Company, Nu Aire, and the Sellers, as well as customary indemnification provisions and post-closing covenants. The representations and warranties are insured pursuant to a Company-side representation and warranty insurance policy (the “RWI Policy”), subject to standard exceptions and limitations, obtained by the Company in connection with the Transaction. Recovery under the RWI Policy is the Company’s sole recourse for breaches of representations and warranties by Nu Aire or the Sellers, other than with respect to fraud and for breaches of fundamental representations (after the RWI Policy is exhausted).

Pursuant to the terms of the Purchase Agreement, the Company purchased all of the outstanding capital stock of Nu Aire from the Sellers for $55,000,000 in the aggregate (the “Purchase Price”), subject to certain customary adjustments for debt, cash, transaction expenses and net working capital, as further described in the Purchase Agreement (the “Transaction”). $1,000,000 of the Purchase Price will be held in a working capital escrow account to satisfy amounts payable to any party pursuant to the post-closing true-up mechanisms provided for in the Purchase Agreement with respect to cash, debt, transaction expenses and net working capital.

$32,000,000 of the Purchase Price payable at closing of the Transaction (the “Closing”) was paid in cash, which cash was funded, in part, through the Revolving Credit Facility (as defined below) and Term Loan (as defined below), provided to the Company by PNC Bank, National Association (“PNC”) (as further described below). The remaining $23,000,000 of the Purchase Price payable at Closing was funded pursuant to subordinated seller notes (the “Seller Notes”) in an aggregate amount of $23,000,000 (held by each of the Sellers pro rata in accordance with their pre-Closing ownership of Nu Aire).

In connection with the Closing, Nu Aire entered into an employment agreement with William F. Peters which provides for his continuing service as President of Nu Aire following the Closing and through an initial employment term that ends on December 31, 2026, subject to extension or early termination. Following the Closing, in addition to serving as President of Nu Aire, Mr. Peters will also serve as a Vice President of the Company.

The foregoing summary of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 of this Current Report on Form 8-K, and which is incorporated by reference into this Item 1.01.

Loan Agreement

Concurrently with the entry into the Purchase Agreement, on the Closing Date, the Company entered into a Loan Agreement (the “Loan Agreement”) with PNC. The loans governed by the Loan Agreement include:

•

a $20,000,000 committed senior secured revolving line of credit facility (the “Revolving Credit Facility”), which contains an option to increase the facility upon request by the Company and approval by PNC, in its discretion, by an additional $10,000,000; and

•	a $15,000,000 term loan (the “Term Loan”).

The Revolving Credit Facility and Term Loan mature on the 5-year anniversary of the Closing, or November 1, 2029.

For the Revolving Credit Facility, the interest rate will be selected by the Company at each advance from one of two options. Option one will be a base rate option which will be the highest of the following: (1) PNC prime rate, (2) an overnight bank funding rate as determined by the Federal Reserve Bank of New York plus 50 basis points, or (3) the sum of the daily simple secured overnight financing rate administered by the Federal Reserve Bank of New York, as adjusted by PNC, plus 100 basis points, plus 10 basis points in each case increased by an Applicable Margin of 50 to 100 basis points determined by the ratio of senior debt to the Company’s EBITDA. Option 2 will be a daily secured overnight financing rate plus 150 to 200 basis points determined by the ratio of senior debt to the Company’s EBITDA and plus 10 basis points. There is an unused fee of 0.15% to 0.25%, determined by the ratio of senior debt to the Company’s EBITDA, of the unused daily balance of the Revolving Credit Facility. This unused fee is calculated on the basis of a 360-day year for the actual number of days elapsed and paid quarterly.

For the Term Loan, the principal will be paid in 60 substantially equal monthly installments commencing on the Closing Date. Interest will be paid at the same time and calculated on the outstanding principal balance at an interest rate equal to the rate under Option 2 of the Revolving Credit Facility.

The Company paid a commitment fee of $52,500 at closing (0.15% of $35,000,000).

The Revolving Credit Facility and the Term Loan can be paid at any time without penalty.

The Loan Agreement has customary reporting covenants regarding financial statements, budgets, accounts receivable, inventory and orders not yet fulfilled. The principal financial covenants require that (1) the Company maintain on a consolidated basis a ratio of senior funded indebtedness to EBITDA of not more than 2.50 to 1.00 and (2) a fixed charge coverage ratio of at least 1.20 to 1.00. The Loan Agreement also contains covenants prohibiting under certain circumstances (1) the incurrence of certain indebtedness, (2) the granting of security interests by the Company to persons other than PNC, (3) the delivery of guaranties for debts of third parties, and (4) certain transactions not in the ordinary course of business. The Loan Agreement has customary Events of Default including breaches of covenants, breaches of warranty, change of control, nonpayment, bankruptcy, assignment, foreclosure, cessation of business, and defaults under ancillary documents. Certain of the Events of Default are subject to notice and cure periods.

The foregoing summary of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan Agreement filed as Exhibit 10.1 of this Current Report on Form 8-K, and which is incorporated by reference into this Item 1.01.

Seller Notes

As noted above, $23,000,000 of the Purchase Price was paid by the issuance of the Seller Notes entered into by and between the Company and each Seller on the Closing Date. The Seller Notes will accrue interest at 8% per annum, and will mature on the third (3rd) anniversary of the Closing, at which time the outstanding principal amount and all unpaid accrued interest will become due and payable by the Company. The Seller Notes contain customary events of default, including in the event of (i) non-payment; (ii) a default by the Company of any of its obligations or covenants under the Seller Notes or any other agreement entered into in connection with the Seller Notes, or a breach of any of the representations or warranties under such documents; (iii) the Company becoming insolvent or making an assignment for the benefit of creditors or if any governmental authority having the power to do so orders the seizure or liquidation of the Company’s assets or the cessation or suspension of its business operations; (iv) dissolution, merger or consolidation of the Company or the sale or transfer of any substantial portion of any of the Company’s assets, or if any agreement for such dissolution, merger or consolidation, sale or transfer is entered by into by the Company, without the prior written consent of a Seller; or (v) default under the Revolving Credit Facility or Term Loan or any other indebtedness for borrowed money (in excess of $2,500,000) that has resulted in an acceleration by the lender thereunder of the maturity of such indebtedness ((i)-(v) collectively, an “Event of Default”).

The Seller Notes may be prepaid, in full or in part, any time without prepayment penalty, premium, or other fee; subject, however, to each Seller’s obligation not to accept any prepayment under the Seller Notes until all Secured Claims (as defined in the Seller Notes) have been paid to PNC. The Company’s obligations under the Seller Notes are secured by a security agreement entered into between the Company and each Seller, dated as of the Closing Date (the “Security Agreement”), pursuant to which the Sellers have the option to cause the Company to issue shares of the Company’s common stock (the “Common Stock”) to the Sellers, solely upon the occurrence of an Event of Default, in an amount equal to the quotient of (A) the Default Amount for which Issuance Right is exercised pursuant to the Notice, divided by (B) the lesser of (i) the closing price of the Common Stock on NASDAQ on the second (2nd) business day prior to the Issuance Date or (ii) the volume-weighted average trading price for the Common Stock for the twenty (20) trading days ending on the second (2nd) business day prior to the Issuance Date, as reported by Bloomberg, L.P. through its “VWAP” function utilizing the “Bloomberg Definition” calculation methodology.

The Company will use commercially reasonable efforts to file a registration statement registering the resale of any shares of Common Stock issued to the Sellers under the Security Agreement within sixty (60) calendar days after any issuance date.

The rights of the Sellers to receive payments under the Seller Notes are subordinate to the rights of PNC under the Loan Agreement pursuant to the separate Subordination Agreements that the Sellers entered into with PNC on the Closing Date in connection with the Transaction.

The foregoing summary of the Seller Notes and Security Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of seller note and form of security agreement filed as Exhibit 4.1 and Exhibit 10.2, respectively, of this Current Report on Form 8-K, and which is incorporated by reference into this Item 1.01.

The Purchase Agreement, the Loan Agreement, the form of Seller Notes and the form of Security Agreement (collectively, the “Subject Agreements”) have been included in this Current Report on Form 8-K to provide information regarding their terms. Except for the status of the Subject Agreements as the contractual documents that establish and govern the respective legal relations among the parties thereto with respect to the transactions described in this Current Report on Form 8-K, the Subject Agreements are not intended to be sources of factual, business or operational information about the parties thereto. The representations, warranties, covenants and agreements made by the parties to the Subject Agreements are made as of specific dates and are qualified and limited, including with respect to the Purchase Agreement by information in disclosure schedules that the parties exchanged in connection with the execution of the Purchase Agreement. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. Representations and warranties may be used as a tool to allocate risks among the parties to the Subject Agreements, including where the parties do not have complete knowledge of all underlying relevant facts. Accordingly, the Subject Agreements are included with this filing only to provide information regarding the terms of the Subject Agreements, and not to provide any other factual information regarding the parties thereto, their respective affiliates or their respective businesses. Moreover, information concerning the subject matter of representations and warranties may change after the date of a Subject Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Subject Agreements should not be read alone, but should instead be read in conjunction with the other information regarding the Company set forth in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that the Company make with the Securities and Exchange Commission.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1.

The information under Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits:

Exhibit No.

2.1	Securities Purchase Agreement, dated as of November 1, 2024, by and among Kewaunee Scientific Corporation, Nu Aire, Inc., Richard A. Peters, William F. Peters, Rita Peters Revocable Trust, and any amendments thereto, Richard A. Peters Irrevocable Trust dated May 18, 2020, and any amendments thereto, Richard A. Peters Revocable Trust, and any amendments thereto, Karan A. Peters Revocable Trust, and any amendments thereto, William F. Peters 2023 Irrevocable Trust dated December 20, 2023, and any amendments thereto, William F. Peters Revocable Trust, and any amendments thereto, and William F. Peters, as Sellers’ Representative.*

4.1	Form of Seller Note.*

10.1	Loan Agreement, dated as of November 1, 2024, between Kewaunee Scientific Corporation and PNC Bank, National Association.*

10.2	Form of Security Agreement.

99.1	Press Release dated November 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules (and similar attachments) to the Purchase Agreement, form of Seller Note, and Loan Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Kewaunee Scientific Corporation

Date: November 1, 2024	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance and Chief Financial Officer